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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): MAY 10, 2000

                          -----------------------------

                               BSQUARE CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)



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
         WASHINGTON                   000-27687                91-1650880
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(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                    Identification No.)
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                        3150 139TH AVENUE S.E., SUITE 500
                           BELLEVUE, WASHINGTON 98005
                                 (425) 519-5900
   (Address And Telephone Number Of Registrant's Principal Executive Offices)


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ITEM 2. OTHER EVENTS.

        On May 24, 2000, BSQUARE Corporation, a Washington corporation ("BSQUARE"), completed its acquisition of Mainbrace Corporation, a California corporation ("Mainbrace"), pursuant to an Agreement and Plan of Merger dated as of May 10, 2000 (the "Merger Agreement"). This transaction was initially reported on a Current Report on Form 8-K dated May 23, 2000.

        In the acquisition of Mainbrace, BSQUARE paid an aggregate of $10.8 million cash and issued 627,334 shares of its common stock and options to purchase an additional 172,666 shares of its common stock in exchange for all of the outstanding shares and options to purchase shares of Mainbrace common stock.

        Pursuant to the Merger Agreement, the shareholders of Mainbrace have agreed to indemnify and hold BSQUARE, its officers, directors, affiliates, employees, consultants and agents harmless from losses arising out of (i) any inaccuracy or misrepresentation in, or breach of, any representation or warranty

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made by Mainbrace in the Merger Agreement or related agreements, and (ii) any failure by Mainbrace to perform or comply, in whole or in part, with any covenant or agreement in the Merger Agreement or related agreements. A total of $2,490,000 of the cash consideration has been deposited with an escrow agent to secure these indemnification obligations. In addition, $2,000,000 of the cash consideration was retained by BSQUARE subject to release to the shareholders upon Mainbrace entering into certain "e-book technology" agreements as specified in the Merger Agreement. The acquisition will be accounted for under the purchase method of accounting.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     EXHIBITS.

        2.1 Agreement and Plan of Merger by and among BSQUARE Corporation, a Washington corporation, Mainbrace Corporation, a California corporation and Mainbrace Acquisition Inc., a Washington corporation and wholly owned subsidiary of BSQUARE, dated as of May 10, 2000, was previously filed on May 23, 2000 on Form 8-K.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BSQUARE CORPORATION

Date:   June 7, 2000

                                             By:     /S/ BRIAN V. TURNER
                                                    ----------------------------
                                                    Brian V. Turner
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


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
Exhibit No.                   Description
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

2.1 Agreement and Plan of Merger by and among BSQUARE Corporation, a Washington corporation, Mainbrace Corporation, a California corporation, and Mainbrace Acquisition, Inc., a Washington corporation and wholly owned subsidiary of BSQUARE, dated as of May 10, 2000, was previously filed on May 23, 2000 on Form 8-K.

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